Exhibit 10.21

AMENDMENT ONE
TO STATEMENT OF WORK NUMBER 1
OF MASTER SERVICES AGREEMENT
CALL HANDLING SERVICES

THIS AMENDMENT ONE (“Amendment 1”) to Statement of Work Number 1 (“SOW#1) of the MASTER SERVICES AGREEMENT, CALL HANDLING SERVICES dated as of October 1, 2013 (the “Agreement”) is made effective December 31, 2013 (the “Amendment 1 Effective Date”) by and between Comcast Cable Communications Management, LLC, a Delaware limited liability company, on behalf of its applicable affiliates and subsidiaries, with offices at One Comcast Center, 1701 JFK Blvd., Philadelphia, PA 19103 (“Comcast” or “Reseller”) and Support.com, Inc., a Delaware corporation, with offices at 900 Chesapeake Drive, 2nd Floor, Redwood City, CA 94063 (“Support.com”) (each a “Party” and collectively the “Parties”).

BACKGROUND

WHEREAS, Comcast plans to include wireless networking support services in high speed Internet subscriptions for customers leasing a Comcast Wireless Gateway device (“Bundled Support Program”);

WHEREAS, Comcast plans to discontinue its Xfinity Signature Support (“XSS”) program (the “XSS Program”) for residential customers; and

WHEREAS Comcast and Support.com wish to establish a program under which certain customers with technical support needs may be referred to Support.com.

AGREEMENT

NOW THEREFORE, in consideration of the mutual covenants and promises contained herein, the Parties, intending to be legally bound, agree to modify SOW#1 as of the Amendment 1 Effective Date, as follows:

1.            The following referral arrangements are added to and made a part of SOW#1 as Section 16 of such SOW#1:

XSS Referrals.  Following delivery of services to Comcast customers under the XSS Program or the Bundled Support Program, and subject to Comcast’s Acceptable Use Policy, Privacy Policy and related policies in effect from time to time, Support.com may (A) inform customers that Support.com provides additional services for a charge directly from Support.com to customers under such programs if such customers require assistance beyond Comcast’s support boundaries, (B)  inform customers of such charges and (C) provide such services to customers.  Any such referrals made prior the date of the Amendment 1 Effective Date are ratified and confirmed.

2.            Effect of Amendment

Except as expressly amended herein, the Agreement remains in full force and effect.

IN WITNESS WHEREOF the Parties have entered into this Amendment 1 as of the Amendment 1 Effective Date.

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC		SUPPORT.COM, INC.

By:	/s/	By:	/s/
Name:	Peter Kiriscouiscos	Name:	Joshua Pickus
Title:	EVP & Chief Procurment Officer	Title:	President & CEO